UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2006

P & F INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Charter)

 Delaware
1-5332
22-1657413

 (State or Other Jurisdiction of Incorporation)
(Commission File No.)
(IRS Employer Identification Number)

445 Broadhollow Road, Suite 100, Melville, New York 11747
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (631) 694-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 G
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 G
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 G
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

 G
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 2.02.
Results of Operations and Financial Condition.

On November 9, 2006, P & F Industries, Inc. (the “Company”) issued a press release (the “Press Release”) announcing its financial results for the quarter ended September 30, 2006. A copy of the Press Release is furnished as Exhibit 99.1 hereto.

The information in the Press Release is being furnished, not filed, pursuant to this Item 2.02. Accordingly, the information in the Press Release will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this Report is not intended to, and does not, constitute a determination or admission by the Company that the information in this Report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

 Item 9.01.
Financial Statements and Exhibits.

(d) Exhibits:

 99.1
Press Release, dated November 9, 2006, issued by P & F Industries, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P & F INDUSTRIES, INC.

Date: November 9, 2006	By:	/s/ Joseph A. Molino, Jr.

        Joseph A. Molino, Jr.  Vice President,  Chief Operating Officer and  Chief Financial Officer